UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report- August 27, 2007
 (Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1509 Tyrell Lane, Suite B, Boise, Idaho 83706
 (Address of principal executive offices)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.
below):

[   ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

On August 27, 2007, the Company distributed information to shareholders of record on August 20, 2007 in preparation for the Corporation’s Annual General Meeting to be held September 20, 2007 in Vancouver, British Columbia. A copy of the information circular and other documents are furnished as part of this Form 8-K and attached hereto as Exhibits 99.1 through 99.5.

Limitation on Incorporation by Reference: In accordance with General Instruction B.2 of Form 8-K, the information in this report furnished under Item 7.01 and the press release included as Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1	Copy of Information Circular dated August 22, 2007
99.2	Copy of Proxy issued August 22, 2007
99.3	Copy of Request for Voting Instructions(“VIF”) issued August 22, 2007
99.4	Copy of Notice of Annual General Meeting dated August 13, 2007
99.5	Copy of AGM Return Card issued August 22, 2007

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 27, 2007	US Geothermal Inc.

By: /s/ Daniel J. Kunz
Daniel J. Kunz
Chief Executive Officer